SUPPLEMENTAL INFORMATION	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL INFORMATION

31.	SUPPLEMENTAL INFORMATION

Non-cash investing and financing activities in the year ended December 31, 2013 include; (i) a $79.0 million reduction in capital lease obligations and increase in related party payables resulting from the termination payment for Front Champion and Golden Victory being converted into a loan note, (ii) a $25.0 million reduction of the outstanding principal amount of the Company's 4.5% convertible bond for an aggregate of 6,474,827 shares and a cash payment of $2.25 million, and (iii) a $1.3 million increase in marketable securities and $1.3 million decrease in equity method investments resulting from the receipt of 108,069 shares in Avance Gas as a stock dividend from Frontline 2012.

Non-cash investing and financing activities in the year ended December 31, 2012 consist of a $9.1 million increase in capital lease obligations and vessels under capital lease resulting from a lease modifications.

Non-cash investing and financing activities in the year ended December 31, 2011 include (i) a $156.3 million reduction in capital lease obligations and vessels under capital lease resulting from lease modifications, and (ii) reductions of $666.3 million and $325.5 million in bank debt and outstanding newbuilding commitments, respectively, as a result of the sale of 15 SPCs to Frontline 2012.